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                                                                    EXHIBIT 99.3

                            STOCK PURCHASE AGREEMENT

       THIS AGREEMENT (the "Agreement") is made and entered into as of this 19th day of September, 2003, between the Wireless Age Communications Inc., a Nevada corporation (the "Purchaser"), and 101016305 Saskatchewan Ltd. (the "Seller").

WHEREAS, Wireless Source Distribution Ltd. (the "Company") is a Saskatchewan corporation with 100 shares of no par value class B common stock authorized and issued (the "Stock"); and

WHEREAS, the Purchaser is acquiring of 100 shares of Stock of the Company in exchange for 2,000,000 shares of common stock of the Purchaser (the "Shares") which stock shall constitute 100% of the issued and outstanding shares of the Company; and

WHEREAS, the Purchaser desires to purchase and the Seller desires to sell its 50 shares of Stock in the Company as part of the 100 shares being acquired.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.       SALE AND PURCHASE OF SHARES.

       Subject to the provisions of this Agreement, the Seller agree to sell and Purchaser agrees to buy 50 Shares of Stock which will at Closing constitute 50% of the 100 issued and outstanding shares of the Company.

2.       PURCHASE PRICE.

       Purchaser agrees to issue to the Seller 1,000,000 shares of common stock of the Purchaser.

3.       CLOSING.

       The Closing shall occur on effective date of the share exchange between the Purchaser and Seller (the "Closing Date") at the offices of the Company, or at such other time and place as is mutually agreeable to Purchaser and the Seller. Purchaser shall deliver the consideration set forth in Section 2 above. The Seller shall deliver to the Purchaser at Closing the stock certificates together with stock powers representing the Stock.

4.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

       The Seller hereby represents and warrants to the Purchaser that the following are and will be true and correct on the Closing Date and such representations and warranties shall survive the Closing:

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       (a) AUTHORIZATION OF AGREEMENT. This Agreement constitutes a valid obligation, legally binding upon the Seller in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction do not and will not result in any breach of, or default under, any agreement, license or other obligation of the Seller.

       (b) STOCK OWNERSHIP. Upon issuance and on the Closing Date, the Stock was fully paid, non-assessable, free and clear of all restrictions, liens, security interests, hypothecations, pledges and encumbrances of every kind and nature whatsoever. There are no restrictions in the Articles of Incorporation, Bylaws or other corporate documents of the Company prohibiting the free transferability of the Stock.

5.     INDEMNIFICATION BY THE SELLER.

       The Seller, its successors and assigns, jointly and severally, shall indemnify, defend and hold Purchaser harmless from any and all losses, claims, damages or liabilities, including any costs of recovery, suffered by Purchaser as a result of:

       (a) The failure of any representation or warranty of the Seller contained in this Agreement to be true and accurate when made and as of the Closing Date;

       (b) The failure of the Seller to comply with any obligations, agreements or covenants contained in this Agreement;

       The Seller, their successors and assigns, shall reimburse Purchaser for any legal or other expense reasonably incurred by Purchaser in connection with any loss, claim, damage or liability indemnified hereby. This indemnification shall benefit and inure to the successors and assigns of Purchaser and shall survive the Closing. In the event the Purchaser, his successors or assigns, believe they are entitled to indemnification hereunder, they shall give the Seller written notice of the basis for the claim for indemnification.

6.     REPRESENTATIONS. WARRANTIES OF PURCHASER.

       The Purchaser hereby represents and warrants to the Seller, that the following are and will be true and correct of Closing Date and such representations and warranties shall survive the Closing;

         (a)     AUTHORIZATION OF AGREEMENT.

         This Agreement constitutes a valid obligation, legally binding upon the Purchaser in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transaction do not and will not result in any breach of, or default under, any agreement, license or other obligation of the Purchaser.

        (b)      SHARE OWNERSHIP.

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         Upon issuance and on the Closing Date, the Shares shall be fully paid, non-assessable, free and clear of all restrictions, leins, security interests, comma, hypothecations, pledges and encumbrances of every kind and nature whatsoever. There are no restrictions in Articles of Incorporation, By-laws, or other corporate documents of the Purchaser prohibiting the issuance of the Shares.

7.     INDEMNIFICATION BY PURCHASER.

       Purchaser, its successors and assigns, shall indemnify, defend and hold the Seller harmless from any and all losses, claims, damages or liabilities suffered or incurred by the Seller as a result of the failure of Purchaser to comply with any obligations, agreements or covenants contained in this Agreement.

       Purchaser, its successors and assigns, shall reimburse the Seller for any legal or other expense reasonably incurred by them in connection with any loss, claim, damage or liability indemnified hereby. This indemnification obligation will survive the Closing.


8.     MISCELLANEOUS.

       (a) NOTICE. All notices and other communications required to be given by the parties shall be in writing and sent to the respective parties at the following addresses:

       The Seller:      101016305 Saskatchewan Ltd.
                        400-1150 Rose Street
                           REGINA, SK S4R 1Z6

       Purchaser:       Wireless Age Communications, Inc.
                        c/o 13980 Jane Street
                        King City, ON L7B 1A3

       (b) SASKATCHEWAN LAW. This Agreement shall be construed in accordance with the laws of the Province of Saskatchewan.

       (c) ATTORNEY' FEES. In any action brought to enforce this Agreement, or to seek damages for breach thereof; the prevailing party shall be entitled to recover a reasonable attorney's fee (including a reasonable attorney's fee on any appeal thereof) and reasonable costs of litigation in addition to any other award or decree granted or given by the court.

       (d) ENTIRE AGREEMENT. This Agreement supersedes all prior agreements of the parties, constitutes the entire agreement and understanding between the parties and may only be modified or amended by a subsequent written agreement executed by both parties.

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       (e) ASSIGNMENT. Seller may assign its rights hereunder, but may not, without the prior written consent of the Purchaser, such consent not to be unreasonably withheld, delegate any or all of its obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       (f) NO WAIVER. No failure on the part of either party to exercise and no delay in exercising any rights hereunder shall operate as a waiver thereof nor shall any waiver or acceptance of a partial, single or delayed performance of any term or condition of this Agreement operate as a continuing waiver or a waiver of any subsequent breach thereof.

       (g) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable and this Agreement shall be continued and enforced if such illegal, invalid or unenforceable provision were never a part hereof and in lieu of such provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to make such provision legal, valid and enforceable.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLER:                                PURCHASER:


101016305 SASKATCHEWAN LTD.            WIRELESSAGECOMMUNICATIONS, INC.


By: ____________________________       By:_________________________________

Name: __________________________       Name: ______________________________

Title: _________________________       Title: _____________________________



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